UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 11, 2004

Commission File No. 001-13783

INTEGRATED ELECTRICAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	76-0542208 (I.R.S. Employer Identification No.)

1800 West Loop South Suite 500 Houston, Texas (Address of principal executive offices)	77027 (zip code)

Registrant’s telephone number, including area code: (713) 860-1500

ITEM 7. EXHIBITS
ITEM 9. REGULATION FD DISCLOSURE
SIGNATURES
EXHIBIT INDEX
Press Release
Investment Profile Report

ITEM 7. EXHIBITS

     (C) Exhibits

Exhibit No.	Description
99.1	Press Release dated May 10, 2004.

99.2	Integrated Electrical Services, Inc. Company and Investment Profile Report dated May 2004.

ITEM 9. REGULATION FD DISCLOSURE

On May 10, 2004, the Company released a press release announcing an updated internally generated report describing the Company and Investment Profile of Integrated Electrical Services, Inc. The Company and Investment Profile is attached to this Form 8-K as Exhibit 99.2.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTEGRATED ELECTRICAL SERVICES, INC.

By:	/s/ David A. Miller
David A. Miller Vice President and Chief Accounting Officer

Dated: May 11, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 10, 2004.

99.2	Integrated Electrical Services, Inc. Company and Investment Profile Report dated May 2004.